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                                                                    EXHIBIT 23.9

                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, with respect to the financial statements of KNS Holdings Limited included in Amendment No. 4 to the Registration Statement (Form SB-2 No. 333-30178) and related Prospectus of FutureLink Corporation dated June 9, 2000.


                                          /s/ ERNST & YOUNG

Reading, England

June 8, 2000